UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

STEWART INFORMATION SERVICES CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Field by Stewart Information Services Corporation
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934

Subject Company: Stewart Information Services Corporation
Commission File No. 001-02658

The following presentation was made by Stewart Information Services Corporation on March 20, 2018 at an employee town hall meeting.

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© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute Town Hall Fidelity National Financial & Stewart Information Services 1

© 2018 Fidelity National Financial | Do Not Distribute What is Happening? 2 Stewart has entered into an agreement and plan of merger with Fidelity National Financial, a leading provider of title insurance and transaction services to the real estate and mortgage industries. This is a result of our Board of Directors Strategic Alternatives Review process announced last fall.

© 2018 Fidelity National Financial | Do Not Distribute How did we arrive at this decision? 3 This is an exciting opportunity for Stewart The Board determined this is the best alternative for our shareholders: o Capitalizes on Fidelity National Financial's exceptional financial and operating platforms o Allows us to continue building on this legacy and create a stronger organization for the future. o Provides Stewart with the scale, financial strength, access to resources and technology to maintain and grow the Stewart brand and continue providing the services and products our customers have come to expect.

© 2018 Fidelity National Financial | Do Not Distribute What’s Next? 4 Stewart and FNF will continue to operate independently until the transaction is finalized, which we expect to happen by the first or second quarter of 2019. It's critically important that we continue running the business, maximizing our performance and upholding our legacy of delivering quality customer service and providing security to our policyholders. As with most transactions of this nature, the agreement is subject to approval by Stewart's shareholders and regulatory authorities and the satisfaction of customary closing conditions.

© 2018 Fidelity National Financial | Do Not Distribute What’s Next? 5 We’re committed to maintaining consistent, open communication throughout this process. Resources are and will continue to be posted on StewartPoint and our other associate channels. Questions? • General Internal Inquiries : Contact your manager, HR Business Partner or email communications@stewart.com . • External/Media Inquiries : Direct all media questions to Rahim Balsara at 713 - 625 - 8180 or mediarelations@stewart.com .

© 2018 Fidelity National Financial | Do Not Distribute 6 Randy Quirk CEO, Fidelity National Financial

© 2018 Fidelity National Financial | Do Not Distribute Bill Foley Chairman of the Board Fidelity National Financial Randy Quirk Chief Executive Officer Fidelity National Financial Western Operations Divisions Eastern Operations Divisions Mike Nolan President, Fidelity National Financial Roger Jewkes COO President, Western Operations Ed Burton Division 4 Gus Abello Division 5 Joe Grealish Division 6 Tony Park Chief Financial Officer Fidelity National Financial Don Dubois Division 2 Industry Experienced Leadership 7 Jeff Knudson Division 1 Ray Marine Division 3 Steve Day President, Agency Operations National Agency Operations

The History…


1982
'82 | $6 million
FNTIC purchased from CIGNA moves to Scottsdale
FNTIC becomes Fidelity National Financial Inc. Bill Foley, Chairman
1984
Bill Foley, Chm.
1985
Randy Quirk
1987
Western Title
No. Counties Title
SafeCo
FNF acquires Western, Safeco, & Northern Counties Title
1991
Ticor Title
Chicago Title acquires Ticor Title
1992
FNF begins trading on the New York Stock Exchange
NYSE: FNF
1993
Security Title
American
Meridian Title
1996
Nations Title
4th Largest
Acquires Nations title becomes 4th largest underwriter
1998
Acquires Alamo Title Insurance Co.
Alamo Title Co.

© 2018 Fidelity National Financial | Do Not Distribute
8

© 2018 Fidelity National Financial | Do Not Distribute LandCanada 2000 Acquires Chicago Title, Ticor Title, & Security Union Ticor Title Chicago Title Nation’s Largest Security Union 2005 Acquires ServiceLink ServiceLink 2008 Lawyers Title Commonwealth 2003 Acquires the financial services division of ALLTEL Information Services 2013 FTC approves acquisition of LPS; 2014 becomes Black Knight Financial Services LPS $3.4 billion 2017 BKFS Spin off – FNF Pure Title 0 17 | $7.2B Core Title Revenue 9 The History …

© 2018 Fidelity National Financial | Do Not Distribute Strength in People & Strong Brands 10

© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute Our Company At - a - Glance 24,300 Employees Talented Employees 15,500 Direct / ServiceLink Operations 1,400 Agency Operations 4,300 Non - Directs – Includes India Ops 2,400 Corporate 7 00 Real Estate/Technology 11

© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute 1,400 Locations Significant Network 24,300 Employees of title operations & branches throughout the United States & Canada 12 Our Company At - a - Glance

© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute 33.4% Market Share YTD 2017 Industry Leading Collectively, our multiple brands and operations hold a substantial part of the overall market share 1,400 Locations 24,300 Employees 13 Our Company At - a - Glance

© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute 14.5% Margin FY 2017 Financial Results Financial results and focus is at the core of who we are and vital to our company’s financial strength 1,400 Locations 24,300 Employees 33.4% Market Share YTD 2017 14 Our Company At - a - Glance

© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute $1.5 b Reserves Strong Reserves for Claim Losses to protect our clients interest and to ensure longevity 1,400 Locations 24,300 Employees 33.4% Market Share YTD 2017 14.5% Margin FY 2017 15 Our Company At - a - Glance

© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute 1,400 Locations 24,300 Employees 33.4% Market Share YTD 2017 Margin FY 2017 $1.5 b Reserves 5,203 Agents Agency Focused We value our agent partners. They have been and will continue to be a vital part of our business and success. 14.5% 16 Our Company At - a - Glance

© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute 1,400 Locations 24,300 Employees 33.4% Market Share YTD 2017 14.5% Margin FY 2017 $1.5 b Reserves $4.5 Billion 5,203 Agents 17 Our Company At - a - Glance Cash & Investment Portfolio Unparalleled financial strength in cash and investments and a conservative leverage profile with our 14% debt to capital ratio

© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute Company Values – Game Plan 2020 Passion Growth Accountability Innovation Integrity 18 Teamwork

© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute Our Focus … Our Precepts Highest Standard of Conduct Adhere to all related laws, regulations and principles of conduct to protect the public ’ s trust, ensure conscientious performance and preserve the Company ’ s legacy for honesty and strong ethics. Employee Ownership Encourage employee ownership of company stock Bias for Action Analyze tasks and implement solutions Autonomy & Entrepreneurship Empower employees to make decisions Customer - Oriented & Motivated Offer meaningful products, services and expertise Minimize Bureaucracy Maintain a lean management structure 19

© 2018 Fidelity National Financial | Do Not Distribute © 2018 Fidelity National Financial | Do Not Distribute Q&A Fidelity National Financial & Stewart Information Services 20

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fidelity National Financial, Inc.’s (“FNF”) and Stewart Information Services Corporation’s (“Stewart”) expectations or predictions of future financial or business performance conditions. All statements other than statements of historical or current fact included in this communication that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. Forward looking statements give our current expectations and projections relating to our financial conditions, result of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Neither FNF nor Stewart assumes any duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that Stewart shareholders may not adopt the merger agreement; the risk that our stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed merger may not be satisfied in a timely manner; the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; and other risks detailed in the risk factors discussed in “Item 1.A. Risk Factors” in FNF’s and Stewart’s most recent Annual Reports on Form 10-K, as updated by any Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and future filings with the Securities and Exchange Commission (“SEC”).

Additional Information and Where to Find it

This communication may be deemed to be solicitation material in respect of the proposed merger between FNF and Stewart. In connection with the proposed merger, FNF intends to file a registration statement on Form S-4, containing a proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS OF FNF AND STEWART ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about FNF and Stewart, without charge, at the SEC’s website, http://www.sec.gov. Copies of the documents filed with the SEC by FNF will be available free of charge within the investor relations section of FNF’s website at http://www.investr.fnf.com. Copies of the documents filed with the SEC by Stewart will be available free of charge within the investor relations section of Stewart’s website at http://www.stewart.com/investor-relations.html.

Participants in Solicitation

Stewart and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Stewart’s directors and executive officers is contained in Stewart’s Annual Report on Form 10-K for the year ended December 31, 2017 filed on February 28, 2018 and its Proxy Statement on Schedule 14A filed on March 29, 2017, which are filed with the SEC. A more complete description will be available in the Registration Statement and the Proxy Statement/Prospectus.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.